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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement of Fortress Investment Corp. on Form S-11 of our report dated February 19, 1999 (March 5, 1999, with respect to note 16) appearing in the prospectus, which is part of this registration statement.

         We also consent to the reference to us under the heading "Experts" in such prospectus.

Deloitte & Touche LLP

New York, New York
October 18, 2001